UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 12, 2013

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 Newbury Street, Suite 101

Framingham, MA 01701

(Address of principal executive offices)

Registrant’s telephone number, including area code:

508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

HeartWare International, Inc. (NASDAQ:HTWR - ASX:HIN), today announced that it has requested and received approval from ASX Limited for its removal from the official list of ASX. Trading in HeartWare’s CHESS Depositary Interests (CDIs) will be suspended on ASX at the close of market on September 10, 2013. HeartWare’s common stock will continue to be listed on NASDAQ.

HeartWare’s shares of common stock are currently listed for trading on the NASDAQ Global Select Market (NASDAQ) under the symbol HTWR and HeartWare’s CDIs are traded on the ASX under the code HIN. One share of HeartWare common stock is equivalent to 35 CDIs.

A copy of HeartWare’s announcement lodged with the ASX is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Announcement lodged by HeartWare International, Inc. dated June 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: June 12, 2013	By:	/s/ Lawrence J. Knopf
Name: Lawrence J. Knopf
Title: Senior Vice President and General Counsel